Exhibit 10.2
FIRST AMENDMENT
     FIRST AMENDMENT, dated as of October 26, 2006 (this “Amendment”), to the Credit Agreement, dated as of September 18, 2006 (as amended from time to time prior to the date hereof, the “Credit Agreement”), among SPI PETROLEUM LLC, a Delaware limited liability company (“Holdings”), GLOBAL PETROLEUM, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and PNC BANK, NATIONAL ASSOCIATION, as documentation agent (in such capacity, the “Documentation Agent”) and as syndication agent (in such capacity, the “Syndication Agent”).
W I T N E S S E T H:
     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;
     WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as more fully set forth herein; and
     WHEREAS, the Lenders are willing to agree to such amendments on the terms and subject to the conditions contained in this Amendment.
     NOW, THEREFORE, the parties hereto hereby agree to amend the Credit Agreement as follows:
     SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
     SECTION 2. Amendments to Section 5.1. (a) Section 5.1 of the Credit Agreement is hereby amended by (i) deleting the number “120” in the third line of clause (a) and (ii) inserting in lieu thereof the number “130”.
     (b) Section 5.1 of the Credit Agreement is hereby further amended by inserting the words “(except in the case of the fiscal quarter ended September 30, 2006, unconsolidated with respect to Pecos, Inc. and CSOC Inc.)” after the words “its consolidated Subsidiaries” in the third line of clause (b).
     (c) Section 5.1 of the Credit Agreement is hereby further amended by inserting the words “(except in the case of the fiscal months ended October 31, 2006 and November 30, 2006, unconsolidated with respect to Pecos, Inc. and CSOC Inc.)” after the words “its Subsidiaries” in the third line of clause (c).
     SECTION 3. Amendments to Section 6.1. (a) Section 6.1 of the Credit Agreement is hereby amended by (i) deleting clause (a) in its entirety and (ii) inserting in lieu thereof the following new clause (a):

Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower, commencing on December 31, 2006, to exceed 5.00 to 1.00; provided that Consolidated EBITDA shall be calculated for purposes of the Consolidated Leverage Ratio (a) for each fiscal quarter in such period ended on or prior to September 30, 2006 after giving pro forma effect to the Canyon Acquisition and the Pecos Acquisition as though they had occurred on the first day of such period and (b) for each fiscal quarter in any such period ended after September 30, 2006 after giving pro forma effect to any material acquisition as though it had occurred on the first day of such period.
     (b) Section 6.1 of the Credit Agreement is hereby further amended by (i) deleting clause (b) in its entirety and (ii) inserting in lieu thereof the following new clause (b):
Permit the Consolidated Fixed Charge Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower (or, (i) in the case of the fiscal quarter ended December 31, 2006, for a period of such fiscal quarter, (ii) in the case of the fiscal quarter ended March 31, 2007, for a period of two consecutive fiscal quarters, and, (iii) in the case of the fiscal quarter ended June 30, 2007, for a period of three consecutive fiscal quarters), commencing on December 31, 2006, to be less than 1.15 to 1.00.
     SECTION 4. Conditions to Effectiveness. This Amendment shall become effective upon the date (the “Effective Date”) on which the last of the following conditions precedent becomes satisfied:
     (a) the Borrower, the Subsidiary Guarantors and the Administrative Agent shall have each executed and delivered this Amendment and
     (b) the Administrative Agent shall have received executed letters with respect to this Amendment substantially in the form attached hereto as Exhibit A (a “Lender Consent Letter”) from Lenders constituting the Required Lenders.
The Administrative Agent shall notify the Borrower and the Lenders of the Effective Date, and such notice shall be conclusive and binding.
     SECTION 5. Representations and Warranties.
     (a) In order to induce the Administrative Agent and the Lenders to enter into this Amendment, each of Holdings and the Borrower hereby represents and warrants to the Administrative Agent and the Lenders that, after giving effect to this Amendment, (i) the representations and warranties of each of Holdings and the Borrower made in the Credit Agreement are true and correct in all material respects on and as of the Effective Date (after giving effect hereto) as if made on and as of the Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date) and (ii) no Default has occurred and is continuing; provided that all references to the “Agreement” in the Credit Agreement and all references to the “Credit Agreement” in any other

Loan Document shall be and are deemed to mean the Credit Agreement as amended by this Amendment.
     (b) Each of Holdings, the Borrower and each Subsidiary Guarantor hereby represents and warrants that: as of the date hereof it has all necessary corporate power and authority to execute and deliver the Amendment; the execution and delivery by each of Holdings, the Borrower and each Subsidiary Guarantor of the Amendment have been duly authorized by all necessary corporate action on its part; and the Amendment has been duly executed and delivered by each of Holdings, the Borrower and each Subsidiary Guarantor and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms.
     SECTION 6. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of each of Holdings, the Borrower and each Subsidiary Guarantor that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement, as amended by this Amendment, are and shall remain in full force and effect in accordance with its terms. All references to the “Agreement” in the Credit Agreement and all references to the “Credit Agreement” in any other Loan Document shall be and are deemed to mean the Credit Agreement as amended by this Amendment.
     SECTION 7. Consent of Subsidiary Guarantors. Each of the Subsidiary Guarantors hereby (a) consents to the modifications to the Credit Agreement contemplated hereby and (b) acknowledges and agrees that the Guarantees contained in the Guarantee and Collateral Agreement are, and shall remain, in full force and effect after giving effect to this Amendment.
     SECTION 8. Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.
     SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

SPI PETROLEUM LLC

By:	/s/ George Fastuca
Name:	George Fastuca
Title:	Treasurer

GLOBAL PETROLEUM, INC.

By:	/s/ George Fastuca
Name:	George Fastuca
Title:	Treasurer

SIMONS PETROLEUM, INC.

By:	/s/ George Fastuca
Name:	George Fastuca
Title:	Treasurer

SPI ACQUISITION LLC

By:	/s/ George Fastuca
Name:	George Fastuca
Title:	Treasurer

ETI ACQUISITION LLC

By:	/s/ George Fastuca
Name:	George Fastuca
Title:	Treasurer

HARTNEY FUEL OIL CO.

By:	/s/ George Fastuca
Name:	George Fastuca
Title:	Treasurer

HARTNEY BROTHERS, INC.

By:	/s/ George Fastuca
Name:	George Fastuca
Title:	Treasurer

PETROLEUM SUPPLY COMPANY, INC.

By:	/s/ George Fastuca
Name:	George Fastuca
Title:	Treasurer

CANYON STATE OIL COMPANY, INC.

By:	/s/ George Fastuca
Name:	George Fastuca
Title:	Treasurer

PECOS, INC.

By:	/s/ George Fastuca
Name:	George Fastuca
Title:	Treasurer

GENERAL PETROLEUM CORPORATION

By:	/s/ George Fastuca
Name:	George Fastuca
Title:	Treasurer

RAINIER PETROLEUM CORPORATION

By:	/s/ George Fastuca
Name:	George Fastuca
Title:	Treasurer

SEDRO-WOOLLEY HOLDINGS CORPORATION

By:	/s/ George Fastuca
Name:	George Fastuca
Title:	Treasurer

G.P. ATLANTIC, INC.

By:	/s/ George Fastuca
Name:	George Fastuca
Title:	Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Teri Streusand
Name:	Teri Streusand
Title:	Vice President

EXHIBIT A
LENDER CONSENT LETTER
GLOBAL PETROLEUM, INC. CREDIT AGREEMENT
DATED AS OF SEPTEMBER 18, 2006

To:	JPMorgan Chase Bank, N.A., as Administrative Agent
under the Credit Agreement referred to below
Ladies and Gentlemen:
     Reference is made to the Credit Agreement, dated as of September 18, 2006 (as amended from time to time prior to the date hereof, the “Credit Agreement”), among SPI PETROLEUM LLC, a Delaware limited liability company (“Holdings”), GLOBAL PETROLEUM, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”), and PNC Bank, National Association, as documentation agent (in such capacity, the “Documentation Agent”) and as syndication agent (in such capacity, the “Syndication Agent”).
     The Borrower has requested certain amendments to the Credit Agreement on the terms and conditions described in the Amendment to the Credit Agreement to which this Lender Consent Letter is attached as Exhibit A (the “Amendment”).
     The undersigned Lender hereby consents to the Amendment, and hereby consents to the Administrative Agent entering into the Amendment pursuant to Section 9.1 of the Credit Agreement.

Very truly yours,

(NAME OF LENDER)

By:
Name:
Title
Dated as of October 26, 2006